Exhibit 23.3

CONSENT OF INDEPENDENT REGISTERED

CERTIFIED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Amendment No. 4 to this Registration Statement on Form S-4 of our report dated March 24, 2004, except as to Note 1 which is as of December 2, 2004 relating to the financial statements and financial statement schedule, which appears in CNL Income Fund V, Ltd.’s Current Report on Form 8-K dated December 2, 2004. We also consent to the incorporation by reference of our report dated March 24, 2004, relating to the financial statement schedules, which appears in CNL Income Fund V’s Annual Report on Form 10-K for the year ended December 31, 2003. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida

December 23, 2004

CONSENT OF INDEPENDENT REGISTERED

CERTIFIED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in Amendment No. 4 to this Registration Statement on Form S-4 of our reports dated March 24, 2004, except as to Note 1 and Note 5 which are as of December 2, 2004 relating to the financial statements and financial statement schedules, which appear in CNL Income Fund IV, Ltd., CNL Income Fund XVII, Ltd, CNL Income Fund XIV, Ltd., CNL Income Fund XII, Ltd. CNL Income Fund XI, Ltd., CNL Income Fund IX, Ltd. and CNL Income Fund VI, Ltds’ (“the Funds”) Current Reports on Form 8-K dated December 2, 2004. We also consent to the incorporation by reference of our reports dated March 24, 2004, relating to the financial statement schedules of each of the Funds, which appears in the respective Fund’s Annual Report on Form 10-K for the year ended December 31, 2003. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida

December 23, 2004

CONSENT OF INDEPENDENT REGISTERED

CERTIFIED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in Amendment No. 4 to this Registration Statement on Form S-4 of our report dated March 24, 2004, except as to Note 1, Note 4 and Note 5 which are as of December 2, 2004 relating to the financial statements and financial statement schedule, which appears in CNL Income Fund VII, Ltd.’s Current Report on Form 8-K dated December 2, 2004. We also consent to the incorporation by reference of our report dated March 24, 2004, relating to the financial statement schedules, which appears in CNL Income Fund VII, Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2003. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida

December 23, 2004

CONSENT OF INDEPENDENT REGISTERED

CERTIFIED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in Amendment No. 4 to this Registration Statement on Form S-4 of our report dated March 24, 2004, except as to Note 1, Note 4 and Note 6 which are as of December 2, 2004 relating to the financial statements and financial statement schedule, which appears in CNL Income Fund VIII, Ltd.’s Current Report on Form 8-K dated December 2, 2004. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida

December 23, 2004

CONSENT OF INDEPENDENT REGISTERED

CERTIFIED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in Amendment No. 4 to this Registration Statement on Form S-4 of our report dated March 24, 2004, except as to Note 4 which is as of December 2, 2004 relating to the financial statements, which appears in CNL Income Fund II, Ltd.’s Current Report on Form 8-K dated December 2, 2004. We also consent to the incorporation by reference of our report dated March 24, 2004, relating to the financial statement schedules, which appears in CNL Income Fund II, Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2003. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida

December 23, 2004

CONSENT OF INDEPENDENT REGISTERED

CERTIFIED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in Amendment No. 4 to this Registration Statement on Form S-4 of our reports dated March 24, 2004, except as to Note 5 which are as of December 2, 2004 relating to the financial statements, which appear in CNL Income Fund X, Ltd. and CNL Income Fund XIII, Ltd.s’ Current Reports on Form 8-K dated December 2, 2004. We also consent to the incorporation by reference of our reports dated March 24, 2004, relating to the financial statement schedules, which appear in CNL Income Fund X, Ltd. and CNL Income Fund XIII, Ltd.s’ Annual Reports on Form 10-K for the year ended December 31, 2003. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida

December 23, 2004

CONSENT OF INDEPENDENT REGISTERED

CERTIFIED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in Amendment No. 4 to this Registration Statement on Form S-4 of our report dated March 24, 2004, except as to Note 6 which is as of December 2, 2004 relating to the financial statements, which appear in CNL Income Fund, Ltd. and CNL Income Fund XVI, Ltd.s’ Current Reports on Form 8-K dated December 2, 2004. We also consent to the incorporation by reference of our reports dated March 24, 2004, relating to the financial statement schedules, which appear in CNL Income Fund, Ltd. and CNL Income Fund XVI, Ltd.s’ Annual Reports on Form 10-K for the year ended December 31, 2003. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida

December 23, 2004

CONSENT OF INDEPENDENT REGISTERED

CERTIFIED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in Amendment No. 4 to this Registration Statement on Form S-4 of our report dated March 24, 2004, except as to Note 4 and Note 5 which are as of December 2, 2004 relating to the financial statements, which appears in CNL Income Fund XV, Ltd.’s Current Report on Form 8-K dated December 2, 2004. We also consent to the incorporation by reference of our report dated March 24, 2004, relating to the financial statement schedules, which appears in CNL Income Fund XV, Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2003. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida

December 23, 2004

CONSENT OF INDEPENDENT REGISTERED

CERTIFIED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in Amendment No. 4 to this Registration Statement on Form S-4 of our report dated March 24, 2004, except as to Note 1 and Note 8 which are as of December 2, 2004 relating to the financial statements and financial statement schedule, which appears in CNL Income Fund XVIII, Ltd.’s Current Report on Form 8-K dated December 2, 2004. We also consent to the incorporation by reference of our report dated March 24, 2004, relating to the financial statement schedules, which appears in CNL Income Fund XVIII, Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2003. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida

December 23, 2004

CONSENT OF INDEPENDENT REGISTERED

CERTIFIED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in Amendment No. 4 to this Registration Statement on Form S-4 of our report dated March 24, 2004 relating to the financial statements and financial statement schedules, which appears in CNL Income Fund III, Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2003. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida

December 23, 2004